FOURTH AMENDMENT TO AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTE

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CONVERTIBLE PROMISSORY NOTE (this “Amendment”) is entered into as of December 31, 2018, by and between MOUNT TAM BIOTECHNOLOGIES, INC., a Nevada corporation (“Maker”), and 0851229 BC Ltd. (“Holder”).

RECITALS

A.Maker and Holder entered into that certain Convertible Promissory Note on March 23, 2016 (the “Note”).

B.The Note was amended and restated by Maker and Holder pursuant to that certain Second Amended and Restated Secured Convertible Promissory Note entered into as of June 13, 2016, amended on March 5, 2018 pursuant to that certain Amendment to Secured Convertible Promissory Note, amended on September 24, 2018 pursuant to that certain Second Amendment to Amended and Restated Convertible Promissory Note and again on November 14, 2018 pursuant to that certain Third Amendment to Amended and Restated Convertible Promissory Note.

C.Maker and Holder have agreed to further amend the Note pursuant to the terms set forth herein.

NOW THEREFORE, in consideration of the above recitals and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

1.The Note is hereby amended by extending the Maturity Date thereof to March 31, 2019.

2.This Amendment supersedes any and all other provisions of the Note which are in conflict with this instrument.

3.This Amendment constitutes the full and complete agreement between the parties hereto.  All other provisions of the Note, as amended, not modified herein shall remain in full force and effect and are incorporated herein.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to Amended and Restated Convertible Promissory Note effective as of the effective date set forth above.

MAKER: MOUNT TAM BIOTECHNOLOGIES, INC. By:/s/ Richard Marshak Name:Richard Marshak Title:Chief Executive Officer
HOLDER: 0851229 BC Ltd. By:/s/ Doug Froese Name:Doug Froese Title: Director

Signature Page to Fourth Amendment to Amended and Restated Convertible Promissory Note